                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                          -----------------------

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                  Date of Report (Date of Earliest Event Reported):
                              September 11, 1998


                       TOYOTA MOTOR CREDIT CORPORATION

            (Exact name of registrant as specified in its charter)


    CALIFORNIA                      1-9961                     95-3775816
  (State or Other          (Commission File Number)          (IRS Employer
  Jurisdiction of                                            Identification No.)
  Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

              (Address of Principal Executive Offices)(Zip Code)

              Registrant's telephone number, including area code:

                                (310) 787-1310

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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

EXHIBIT NO.     DESCRIPTION
1.1             Purchase Agreement dated September 11, 1998 between Toyota
                Motor Credit Corporation and Merrill Lynch & Co., Merrill Lynch,
                Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co.
                Lehman Brothers Inc. and Salomon Smith Barney Inc.

4.2             Form of Note.
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                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TOYOTA MOTOR CREDIT CORPORATION
                                                 (Registrant)

Date: September 15, 1998                  By: /s/ George E. Borst
                                              ---------------------------
                                              George E. Borst
                                              Senior Vice President and
                                              General Manager (principal
                                              executive officer)


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